The Chubb Corporation	Supplementary Investor Information	June 30, 2004

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION
SUPPLEMENTARY INVESTOR INFORMATION
TABLE OF CONTENTS
JUNE 30, 2004

Page
The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Summary of Invested Assets:
Corporate	2
Property and Casualty	2
Investment Income After Taxes:
Corporate	3
Property and Casualty	3
Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	3
Change in Net Unpaid Losses	4
Underwriting Results — Year-to-Date	5-8
Underwriting Results — Quarterly	9-12
Definitions of Key Terms	13

THE CHUBB CORPORATION

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

	June 30	Dec. 31
	2004	2003
	(in millions)
Invested Assets (at carrying value)
Short Term Investments	$1,627.1	$2,695.9
Fixed Maturities
Tax Exempt	12,669.8	11,621.0
Taxable	12,057.1	10,790.7
Equity Securities	1,665.9	1,514.4

Total Invested Assets	$28,019.9	$26,622.0

Unrealized Appreciation of Fixed Maturities Carried at Amortized Cost	$24.3	$35.2

Capitalization
Long Term Debt	$2,811.6	$2,813.9
Shareholders’ Equity	8,902.9	8,522.0

Total Capitalization	$11,714.5	$11,335.9

DEBT AS A PERCENTAGE OF TOTAL CAPITALIZATION	24.0%	24.8%
Actual Common Shares Outstanding	191.0	188.0
Book Value Per Common Share	$46.61	$45.33
Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$45.57	$42.21

THE CHUBB CORPORATION

SUMMARY OF INVESTED ASSETS

CORPORATE

	Cost or		Market		Carrying
	Amortized Cost		Value		Value
	June 30	Dec. 31	June 30	Dec. 31	June 30	Dec. 31
	2004	2003	2004	2003	2004	2003
	(in millions)
Short Term Investments	$242.6	$714.3	$242.6	$714.3	$242.6	$714.3
Taxable Fixed Maturities	1,003.9	433.1	995.2	436.4	995.2	436.4
Equity Securities	4.7	8.4	7.0	9.5	7.0	9.5

TOTAL	$1,251.2	$1,155.8	$1,244.8	$1,160.2	$1,244.8	$1,160.2

PROPERTY AND CASUALTY

	Cost or		Market		Carrying
	Amortized Cost		Value		Value
	June 30	Dec. 31	June 30	Dec. 31	June 30	Dec. 31
	2004	2003	2004	2003	2004	2003
	(in millions)
Short Term Investments	$1,384.5	$1,981.6	$1,384.5	$1,981.6	$1,384.5	$1,981.6
Fixed Maturities
Tax Exempt	12,404.6	10,976.7	12,694.1	11,656.2	12,669.8	11,621.0
Taxable	11,012.4	10,098.7	11,061.9	10,354.3	11,061.9	10,354.3
Common Stocks	1,496.5	1,333.3	1,616.5	1,458.2	1,616.5	1,458.2
Preferred Stocks	36.9	39.7	42.4	46.7	42.4	46.7

TOTAL	$26,334.9	$24,430.0	$26,799.4	$25,497.0	$26,775.1	$25,461.8

THE CHUBB CORPORATION

INVESTMENT INCOME AFTER TAXES

	PERIODS ENDED JUNE 30
	SECOND QUARTER		SIX MONTHS
	2004	2003	2004	2003
	(in millions)
CORPORATE INVESTMENT INCOME	$7.5	$3.1	$14.7	$3.5

PROPERTY AND CASUALTY INVESTMENT INCOME
(Amounts are shown net of applicable income taxes)
Dividends	$8.9	$7.5	$15.5	$10.9
Taxable Interest	90.6	82.9	180.6	166.9
Tax Exempt Interest	136.6	120.6	265.9	235.9
Investment Expenses	(3.7)	(3.8)	(7.8)	(8.5)

TOTAL	$232.4	$207.2	$454.2	$405.2

Effective Tax Rate	20.1%	20.6%	20.1%	20.1%
After Tax Annualized Yield	3.55%	3.85%	3.54%	3.87%

After tax annualized yield is based on the average invested assets for the periods presented with fixed maturities at amortized cost and equity securities at market value.

PROPERTY AND CASUALTY STATUTORY POLICYHOLDERS’ SURPLUS

	June 30	June 30	Dec. 31
	2004	2003	2003
	(in millions)
Estimated Statutory Policyholders’ Surplus	$7,000	$5,850	$6,368
Rolling Year Statutory Net Premiums Written	11,728	10,012	11,071
Ratio of Statutory Net Premiums Written to Estimated Policyholders’ Surplus	1.68:1	1.71:1	1.74:1

Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION
PROPERTY AND CASUALTY

CHANGE IN NET UNPAID LOSSES
SIX MONTHS ENDED JUNE 30, 2004

	Net Unpaid Losses				All Other Unpaid Losses
			Increase	IBNR	Increase
	6/30/04	12/31/03	(Decrease)	Increase	(Decrease)
	(in millions)
PERSONAL INSURANCE
Automobile	$364.9	$342.6	$22.3	$6.7	$15.6
Homeowners	630.4	564.2	66.2	19.4	46.8
Other	345.3	312.0	33.3	37.3	(4.0)

Total Personal	1,340.6	1,218.8	121.8	63.4	58.4

COMMERCIAL INSURANCE
Multiple Peril	1,245.1	1,248.2	(3.1)	73.9	(77.0)
Casualty	3,901.5	3,922.6	(21.1)	19.7	(40.8)
Workers’ Compensation	987.8	890.9	96.9	63.1	33.8
Property and Marine	470.3	483.1	(12.8)	3.3	(16.1)

Total Commercial	6,604.7	6,544.8	59.9	160.0	(100.1)

SPECIALTY INSURANCE
Executive Protection	4,261.4	3,995.0	266.4	295.3	(28.9)
Financial Institutions	2,022.7	1,720.4	302.3	174.8	127.5
Other	1,230.4	1,042.2	188.2	153.9	34.3

Total Specialty	7,514.5	6,757.6	756.9	624.0	132.9

TOTAL	$15,459.8	$14,521.2	$938.6	$847.4	$91.2

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2004 AND 2003
(MILLIONS OF DOLLARS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2004	2003	2004	2003	2004	2003	2004	2003
Net Premiums Written	$310.4	$289.3	$774.4	$711.3	$278.4	$259.3	$1,363.2	$1,259.9
Increase in Unearned Premiums	10.8	17.7	9.1	42.8	15.3	15.5	35.2	76.0

Net Premiums Earned	299.6	271.6	765.3	668.5	263.1	243.8	1,328.0	1,183.9

Net Losses Paid	180.2	173.0	448.0	434.4	94.8	89.2	723.0	696.6
Increase (Decrease) in Outstanding Losses	22.3	17.7	66.2	32.2	33.3	22.8	121.8	72.7

Net Losses Incurred	202.5	190.7	514.2	466.6	128.1	112.0	844.8	769.3

Expenses Incurred	85.2	86.7	258.6	254.1	85.6	81.2	429.4	422.0
Dividends Incurred	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Statutory Underwriting Income (Loss)	$11.9	$(5.8)	$(7.5)	$(52.2)	$49.4	$50.6	$53.8	$(7.4)

Ratios After Dividends to Policyholders:
Loss	67.6%	70.2%	67.2%	69.8%	48.7%	46.0%	63.6%	65.0%
Expense	27.4	30.0	33.4	35.7	30.7	31.3	31.5	33.5

Combined	95.0%	100.2%	100.6%	105.5%	79.4%	77.3%	95.1%	98.5%

Premiums Written as a % of Total	5.2%	5.5%	13.0%	13.4%	4.7%	4.9%	22.9%	23.8%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2004 AND 2003
(MILLIONS OF DOLLARS)

	Commercial		Commercial		Workers'		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003
Net Premiums Written	$591.6	$532.8	$783.4	$678.6	$388.9	$317.5	$558.3	$512.5	$2,322.2	$2,041.4
Increase in Unearned Premiums	29.9	48.9	76.1	99.0	53.3	61.1	24.0	31.6	183.3	240.6

Net Premiums Earned	561.7	483.9	707.3	579.6	335.6	256.4	534.3	480.9	2,138.9	1,800.8

Net Losses Paid	241.7	248.8	432.6	272.1	131.5	119.6	209.2	214.6	1,015.0	855.1
Increase (Decrease) in Outstanding Losses	(3.1)	3.2	(21.1)	68.8	96.9	46.0	(12.8)	57.8	59.9	175.8

Net Losses Incurred	238.6	252.0	411.5	340.9	228.4	165.6	196.4	272.4	1,074.9	1,030.9

Expenses Incurred	201.6	196.5	218.7	194.9	86.7	76.8	196.9	175.0	703.9	643.2
Dividends Incurred	0.0	0.1	0.0	0.0	8.9	6.7	0.0	0.0	8.9	6.8

Statutory Underwriting Income (Loss)	$121.5	$35.3	$77.1	$43.8	$11.6	$7.3	$141.0	$33.5	$351.2	$119.9

Ratios After Dividends to Policyholders:
Loss	42.5%	52.1%	58.2%	58.8%	69.9%	66.3%	36.7%	56.6%	50.5%	57.5%
Expense	34.1	36.9	27.9	28.7	22.8	24.7	35.3	34.2	30.4	31.6

Combined	76.6%	89.0%	86.1%	87.5%	92.7%	91.0%	72.0%	90.8%	80.9%	89.1%

Premiums Written as a % of Total	10.0%	10.1%	13.2%	12.8%	6.5%	6.0%	9.4%	9.7%	39.1%	38.6%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2004 and 2003
(MILLIONS OF DOLLARS)

	Executive		Financial		Other		Total		Worldwide
	Protection		Institutions		Specialty		Specialty		Total
	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003
Net Premiums Written	$1,051.7	$1,001.0	$458.1	$420.6	$751.8	$569.1	$2,261.6	$1,990.7	$5,947.0	$5,292.0
Increase in Unearned Premiums	1.0	53.6	36.7	31.6	35.2	31.8	72.9	117.0	291.4	433.6

Net Premiums Earned	1,050.7	947.4	421.4	389.0	716.6	537.3	2,188.7	1,873.7	5,655.6	4,858.4

Net Losses Paid	530.7	349.8	158.6	255.9	180.6	214.1	869.9	819.8	2,607.9	2,371.5
Increase (Decrease) in Outstanding Losses	266.4	400.0	302.3	73.2	188.2	45.5	756.9	518.7	938.6	767.2

Net Losses Incurred	797.1	749.8	460.9	329.1	368.8	259.6	1,626.8	1,338.5	3,546.5	3,138.7

Expenses Incurred	271.0	247.1	111.6	109.3	254.7	192.0	637.3	548.4	1,770.6	1,613.6
Dividends Incurred	0.0	0.0	4.5	3.9	1.1	1.3	5.6	5.2	14.5	12.0

Statutory Underwriting Income (Loss)	$(17.4)	$(49.5)	$(155.6)	$(53.3)	$92.0	$84.4	$(81.0)	$(18.4)	324.0	94.1

Increase in Deferred Acquisition Costs									49.4	77.3

GAAP Underwriting Income									$373.4	$171.4

Ratios After Dividends to Policyholders:
Loss	75.8%	79.1%	110.6%	85.5%	51.6%	48.4%	74.5%	71.7%	62.9%	64.8%
Expense	25.8	24.7	24.6	26.2	33.9	33.8	28.3	27.6	29.8	30.5

Combined	101.6%	103.8%	135.2%	111.7%	85.5%	82.2%	102.8%	99.3%	92.7%	95.3%

Premiums Written as a % of Total	17.7%	18.9%	7.7%	7.9%	12.6%	10.8%	38.0%	37.6%	100.0%	100.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2004 AND 2003
(MILLIONS OF DOLLARS)

	United States		Foreign		Worldwide Total
	2004	2003	2004	2003	2004	2003
Net Premiums Written	$4,826.2	$4,319.8	$1,120.8	$972.2	$5,947.0	$5,292.0
Increase in Unearned Premiums	188.0	323.9	103.4	109.7	291.4	433.6

Net Premiums Earned	4,638.2	3,995.9	1,017.4	862.5	5,655.6	4,858.4

Net Losses Paid	2,247.8	2,208.4	360.1	163.1	2,607.9	2,371.5
Increase (Decrease) in Outstanding Losses	710.3	425.9	228.3	341.3	938.6	767.2

Net Losses Incurred	2,958.1	2,634.3	588.4	504.4	3,546.5	3,138.7

Expenses Incurred	1,389.2	1,275.8	381.4	337.8	1,770.6	1,613.6
Dividends Incurred	14.5	12.0	0.0	0.0	14.5	12.0

Statutory Underwriting Income (Loss)	$276.4	$73.8	$47.6	$20.3	324.0	94.1

Increase in Deferred Acquisition Costs					49.4	77.3

GAAP Underwriting Income					$373.4	$171.4

Ratios After Dividends to Policyholders:
Loss	64.0%	66.1%	57.8%	58.5%	62.9%	64.8%
Expense	28.9	29.6	34.0	34.7	29.8	30.5

Combined	92.9%	95.7%	91.8%	93.2%	92.7%	95.3%

Premiums Written as a % of Total	81.2%	81.6%	18.8%	18.4%	100.0%	100.0%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED JUNE 30, 2004 AND 2003
(MILLIONS OF DOLLARS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2004	2003	2004	2003	2004	2003	2004	2003
Net Premiums Written	$165.8	$156.4	$432.7	$398.8	$148.9	$139.7	$747.4	$694.9
Increase (Decrease) in Unearned Premiums	16.3	18.7	45.6	56.2	17.3	15.9	79.2	90.8

Net Premiums Earned	149.5	137.7	387.1	342.6	131.6	123.8	668.2	604.1

Net Losses Paid	85.0	88.1	232.3	239.9	50.6	47.5	367.9	375.5
Increase (Decrease) in Outstanding Losses	16.3	7.6	3.4	(21.1)	17.1	10.2	36.8	(3.3)

Net Losses Incurred	101.3	95.7	235.7	218.8	67.7	57.7	404.7	372.2

Expenses Incurred	43.6	46.2	135.9	135.2	45.4	42.3	224.9	223.7
Dividends Incurred	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Statutory Underwriting Income (Loss)	$4.6	$(4.2)	$15.5	$(11.4)	$18.5	$23.8	$38.6	$8.2

Ratios After Dividends to Policyholders:
Loss	67.8%	69.5%	60.9%	63.9%	51.4%	46.6%	60.6%	61.6
Expense	26.3	29.5	31.4	33.9	30.5	30.3	30.1	32.2

Combined	94.1%	99.0%	92.3%	97.8%	81.9%	76.9%	90.7%	93.8

Premiums Written as a % of Total	5.6%	6.1%	14.8%	15.2%	5.1%	5.3%	25.5%	26.6

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED JUNE 30, 2004 and 2003
(MILLIONS OF DOLLARS)

	Commercial		Commercial		Workers'		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003
Net Premiums Written	$288.8	$256.3	$371.2	$334.5	$167.4	$129.1	$267.7	$239.2	$1,095.1	$959.1
Increase (Decrease) in Unearned Premiums	5.6	8.6	10.3	35.8	(2.3)	2.2	(2.9)	(9.6)	10.7	37.0

Net Premiums Earned	283.2	247.7	360.9	298.7	169.7	126.9	270.6	248.8	1,084.4	922.1

Net Losses Paid	123.1	121.2	260.7	122.6	71.7	62.9	112.2	117.1	567.7	423.8
Increase (Decrease) in Outstanding Losses	(23.9)	9.3	(52.6)	61.5	44.8	20.4	(9.8)	32.5	(41.5)	123.7

Net Losses Incurred	99.2	130.5	208.1	184.1	116.5	83.3	102.4	149.6	526.2	547.5

Expenses Incurred	97.1	95.6	100.9	93.9	41.1	35.0	91.9	80.7	331.0	305.2
Dividends Incurred	0.0	0.0	0.0	0.0	4.0	3.7	0.0	0.0	4.0	3.7

Statutory Underwriting Income (Loss)	$86.9	$21.6	$51.9	$20.7	$8.1	$4.9	$76.3	$18.5	$223.2	$65.7

Ratios After Dividends to Policyholders:
Loss	35.1%	52.7%	57.6%	61.6%	70.3%	67.6%	37.9%	60.1%	48.7%	59.6%
Expense	33.6	37.3	27.2	28.1	25.2	27.9	34.3	33.8	30.3	32.0

Combined	68.7%	90.0%	84.8%	89.7%	95.5%	95.5%	72.2%	93.9%	79.0%	91.6%

Premiums Written as a % of Total	9.9%	9.8%	12.7%	12.8%	5.7%	4.9%	9.1%	9.1%	37.4%	36.6%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED JUNE 30, 2004 and 2003
(MILLIONS OF DOLLARS)

	Executive		Financial		Other		Total		Worldwide
	Protection		Institutions		Specialty		Specialty		Total
	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003
Net Premiums Written	$497.1	$479.4	$223.9	$196.8	$366.1	$287.1	$1,087.1	$963.3	$2,929.6	$2,617.3
Increase (Decrease) in Unearned Premiums	(29.4)	(5.7)	14.3	(3.1)	(6.8)	(34.9)	(21.9)	(43.7)	68.0	84.1

Net Premiums Earned	526.5	485.1	209.6	199.9	372.9	322.0	1,109.0	1,007.0	2,861.6	2,533.2

Net Losses Paid	277.7	176.3	76.0	176.7	91.3	62.4	445.0	415.4	1,380.6	1,214.7
Increase (Decrease) in Outstanding Losses	120.6	207.6	206.9	(4.7)	102.5	95.2	430.0	298.1	425.3	418.5

Net Losses Incurred	398.3	383.9	282.9	172.0	193.8	157.6	875.0	713.5	1,805.9	1,633.2

Expenses Incurred	129.8	119.4	50.9	49.8	126.7	104.0	307.4	273.2	863.3	802.1
Dividends Incurred	0.0	0.0	2.8	1.7	0.4	0.6	3.2	2.3	7.2	6.0

Statutory Underwriting Income (Loss)	$(1.6)	$(18.2)	$(127.0)	$(23.6)	$52.0	$59.8	$(76.6)	$18.0	185.2	91.9

Increase in Deferred Acquisition Costs									9.8	9.4

GAAP Underwriting Income									$195.0	$101.3

Ratios After Dividends to Policyholders:
Loss	75.7%	79.2%	136.8%	86.8%	52.0%	49.0%	79.1%	71.0%	63.3%	64.6%
Expense	26.1	24.9	23.0	25.5	34.7	36.3	28.4	28.5	29.5	30.7

Combined	101.8%	104.1%	159.8%	112.3%	86.7%	85.3%	107.5%	99.5%	92.8%	95.3%

Premiums Written as a % of Total	17.0%	18.3%	7.6%	7.5%	12.5%	11.0%	37.1%	36.8%	100.0%	100.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED JUNE 30, 2004 AND 2003
(MILLIONS OF DOLLARS)

					Worldwide
	United States		Foreign		Total
	2004	2003	2004	2003	2004	2003
Net Premiums Written	$2,430.2	$2,169.3	$499.4	$448.0	$2,929.6	$2,617.3
Increase (Decrease) in Unearned Premiums	69.3	85.6	(1.3)	(1.5)	68.0	84.1

Net Premiums Earned	2,360.9	2,083.7	500.7	449.5	2,861.6	2,533.2

Net Losses Paid	1,179.4	1,187.5	201.2	27.2	1,380.6	1,214.7
Increase (Decrease) in Outstanding Losses	323.6	177.8	101.7	240.7	425.3	418.5

Net Losses Incurred	1,503.0	1,365.3	302.9	267.9	1,805.9	1,633.2

Expenses Incurred	699.0	655.6	164.3	146.5	863.3	802.1
Dividends Incurred	7.2	6.0	0.0	0.0	7.2	6.0

Statutory Underwriting Income (Loss)	$151.7	$56.8	$33.5	$35.1	185.2	91.9

Increase in Deferred Acquisition Costs					9.8	9.4

GAAP Underwriting Income					$195.0	$101.3

Ratios After Dividends to Policyholders:
Loss	63.9%	65.7%	60.5%	59.6%	63.3%	64.6%
Expense	28.8	30.3	32.9	32.7	29.5	30.7

Combined	92.7%	96.0%	93.4%	92.3%	92.8%	95.3%

Premiums Written as a % of Total	83.0%	82.9%	17.0%	17.1%	100.0%	100.0%

THE CHUBB CORPORATION

Definitions of Key Terms

Underwriting Income (Loss)

Management evaluates underwriting results separately from investment results. The underwriting operations consist of three separate business units: personal insurance, commercial insurance and specialty insurance. Performance of the business units is based on statutory underwriting results. Statutory accounting principles differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.

Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.

Property and Casualty Investment Income After Income Tax

Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment performance because it reflects the impact of any change in the proportion of the investment portfolio invested in tax-exempt securities and is therefore more meaningful for analysis purposes than investment income before income taxes.

Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost

Book value per share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income, the after-tax appreciation or depreciation on the Corporation’s available-for-sale fixed maturities, which are carried at market value. The appreciation or depreciation on available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.

Combined Ratio or Combined Loss and Expense Ratio

The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.